Exhibit 23.7

CONSENT OF QUALIFIED PERSON

Homero Delboni Jr, in connection with Aura Minerals Inc.’s Registration Statement on Form F-1 (the “Registration Statement”), consents to:

●	the filing and use by Aura Minerals Inc. (the “Company”) of and references to the technical report summary titled “Technical Report Summary on the Feasibility Study for the Borborema Gold Project, Currais Novos Municipality, Rio Grande do Norte, Brazil” (as amended, the “Technical Report Summary”), dated March 28, 2025 that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission (the “SEC”) and which is referenced in the Registration Statement as Exhibit 96.2 thereto;

●	the use of and references to my name, including my status as a “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the SEC) in connection with the Registration Statement; and

●	any extracts from or a summary of the Technical Report Summary in the Registration Statement and the use of any information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was or were prepared by me, that I supervised the preparation of and/or that was or were reviewed and approved or certified by me, that is or are included in the Registration Statement.

I am responsible for authoring, and this consent pertains to, the Technical Report Summary. I certify that I have read the descriptions and references to the Technical Report Summary in the Registration Statement and that they fairly and accurately represent information in the Technical Report Summary for which I am responsible.

Date: June 6, 2025

HOMERO DELBONI JR

By:	/s/ Homero Delboni Jr
	Name:	Homero Delboni Jr
	Title:	Senior Consultant of Mineral Processing Solutions Ltda.
	Location:	Sao Paulo, Brazil

CONSENT OF QUALIFIED PERSON

Homero Delboni Jr, in connection with Aura Minerals Inc.’s Registration Statement on Form F-1 (the “Registration Statement”), consents to:

●	the filing and use by Aura Minerals Inc. (the “Company”) of and references to the technical report summary titled “S-K1300 Technical Report Summary - Apoena Mine (EPP Complex) Mineral Resource and Mineral Reserve, Mato Grosso, Brazil” (as amended, the “Technical Report Summary”), dated March 28, 2025 that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission (the “SEC”) and which is referenced in the Registration Statement as Exhibit 96.3 thereto;

●	the use of and references to my name, including my status as a “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the SEC) in connection with the Registration Statement; and

●	any extracts from or a summary of the Technical Report Summary in the Registration Statement and the use of any information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was or were prepared by me, that I supervised the preparation of and/or that was or were reviewed and approved or certified by me, that is or are included in the Registration Statement.

I am responsible for authoring, and this consent pertains to, the Technical Report Summary. I certify that I have read the descriptions and references to the Technical Report Summary in the Registration Statement and that they fairly and accurately represent information in the Technical Report Summary for which I am responsible.

Date: June 6, 2025

HOMERO DELBONI JR

By:	/s/ Homero Delboni Jr
	Name:	Homero Delboni Jr
	Title:	Senior Consultant of Mineral Processing Solutions Ltda.
	Location:	Sao Paulo, Brazil

CONSENT OF QUALIFIED PERSON

Homero Delboni Jr, in connection with Aura Minerals Inc.’s Registration Statement on Form F-1 (the “Registration Statement”), consents to:

●	the filing and use by Aura Minerals Inc. (the “Company”) of and references to the technical report summary titled “Technical Report Summary on the Feasibility Study for the Matupá Gold Project, Matupá Municipality, Mato Grosso, Brazil” (as amended, the “Technical Report Summary”), dated March 28, 2025 that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission (the “SEC”) and which is referenced in the Registration Statement as Exhibit 96.5 thereto;

●	the use of and references to my name, including my status as a “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the SEC) in connection with the Registration Statement; and

●	any extracts from or a summary of the Technical Report Summary in the Registration Statement and the use of any information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was or were prepared by me, that I supervised the preparation of and/or that was or were reviewed and approved or certified by me, that is or are included in the Registration Statement.

I am responsible for authoring, and this consent pertains to, the Technical Report Summary. I certify that I have read the descriptions and references to the Technical Report Summary in the Registration Statement and that they fairly and accurately represent information in the Technical Report Summary for which I am responsible.

Date: June 6, 2025

HOMERO DELBONI JR

By:	/s/ Homero Delboni Jr
	Name:	Homero Delboni Jr
	Title:	Senior Consultant of Mineral Processing Solutions Ltda.
	Location:	Sao Paulo, Brazil

CONSENT OF QUALIFIED PERSON

Homero Delboni Jr, in connection with Aura Minerals Inc.’s Registration Statement on Form F-1 (the “Registration Statement”), consents to:

●	the filing and use by Aura Minerals Inc. (the “Company”) of and references to the technical report summary titled “S-K 1300 Technical Report Summary Initial Assessment Era Dorada Gold Project Jutiapa, Guatemala” (as amended, the “Technical Report Summary”), dated June 2nd, 2025 that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission (the “SEC”) and which is referenced in the Registration Statement as Exhibit 96.7 thereto;

●	the use of and references to my name, including my status as a “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the SEC) in connection with the Registration Statement; and

●	any extracts from or a summary of the Technical Report Summary in the Registration Statement and the use of any information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was or were prepared by me, that I supervised the preparation of and/or that was or were reviewed and approved or certified by me, that is or are included in the Registration Statement.

I am responsible for authoring, and this consent pertains to, the Technical Report Summary. I certify that I have read the descriptions and references to the Technical Report Summary in the Registration Statement and that they fairly and accurately represent information in the Technical Report Summary for which I am responsible.

Date: June 6, 2025

HOMERO DELBONI JR

By:	/s/ Homero Delboni Jr
	Name:	Homero Delboni Jr
	Title:	Senior Consultant of Mineral Processing Solutions Ltda.
	Location:	Sao Paulo, Brazil

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